UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

April 8, 2019
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
800 N. Glebe Road, Suite 500, Arlington, Virginia 22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a)     Dismissal of Previous Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors (the “Audit Committee”) of Evolent Health, Inc. (the “Company”), conducted a competitive process to determine the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the year ending December 31, 2019. Following review of proposals from the independent registered public accounting firms that participated in the process, the Audit Committee notified PricewaterhouseCoopers LLP (“PwC”) on April 8, 2019, that it was dismissed as the Company’s independent registered public accounting firm, effective immediately.

The audit reports of PwC on the Company’s consolidated financial statements as of and for the years ended December 31, 2018 and December 31, 2017, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent years ended December 31, 2018 and 2017, and the subsequent interim period through April 8, 2019, there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction would have caused PwC to make reference in connection with their opinion to the subject matter of the disagreement. Also during this same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K, except for a material weakness in internal control over financial reporting related to an insufficient complement of resources with an appropriate level of accounting knowledge, experience and training to address accounting for complex, non-routine transactions. This material weakness was remediated as described in Item 4 to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2018. PwC has discussed this matter with the Audit Committee, and the Company has authorized PwC to fully respond to any inquiries of the successor independent registered accounting firm concerning this matter.

The Company provided PwC with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements herein. A copy of PwC’s letter dated April 9, 2019, is filed as Exhibit 16.1 hereto.

(b)     Appointment of New Independent Registered Public Accounting Firm

On April 8, 2019, the Audit Committee approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the year ending December 31, 2019, following the review of proposals received in connection with the Company’s competitive process described above. During the two most recent years ended December 31, 2018 and December 31, 2017, and the subsequent interim period through April 8, 2019, the Company has not consulted with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided to the Company by Deloitte that it concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, or other reportable event of the types described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

The following documents are filed as exhibits to this report:

Exhibit
Number	Description
16.1	Letter from PricewaterhouseCoopers LLP, dated April 9, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan D. Weinberg
Name:	Jonathan D. Weinberg
Title:	General Counsel and Secretary
(Duly Authorized Officer)

Date: April 10, 2019